EQ ADVISORS TRUSTSM

EQ/Capital Guardian Research Portfolio – Class IA and IB Shares

SUPPLEMENT DATED APRIL 3, 2018 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2017

This Supplement updates certain information contained in the Summary Prospectus of the EQ/Capital Guardian Research Portfolio, a series of EQ Advisors Trust (“Trust”), dated May 1, 2017. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding portfolio managers’ changes to the following Portfolio:

EQ/Capital Guardian Research Portfolio – Class IA and IB Shares

Effective immediately, Cheryl Frank no longer serves as a member of the team that is responsible for the securities selection, research and trading for the EQ/Capital Guardian Research Portfolio.

References to Cheryl Frank contained in the section of the Summary Prospectus entitled “Who Manages the Portfolio – Sub-Adviser: Capital Guardian Trust Company (“Capital Guardian”)” are hereby deleted in their entirety.

Effective immediately, the table in the section of the Summary Prospectus entitled “Who Manages the Portfolio – Sub-Adviser: Capital Guardian Trust Company (“Capital Guardian”)” are amended to include the following:

Name	Title	Date Began Managing the Portfolio
Todd Saligman	Co-research portfolio Coordinator and Vice President of the Capital International Investors, division of Capital Research and Management Company, an affiliate of Capital Guardian	April 2018